MARCH 1, 2018

SUPPLEMENT TO

HARTFORD SCHRODERS INTERNATIONAL STOCK FUND SUMMARY PROSPECTUS

DATED MARCH 1, 2018

AND

HARTFORD SCHRODERS FUNDS PROSPECTUS

DATED MARCH 1, 2018

This Supplement contains new and additional information and should be read in connection with your Summary Prospectus and Statutory Prospectus.

Effective March 31, 2018, the Hartford Schroders International Stock Fund may invest in companies domiciled in emerging markets as a percentage of its net assets up to the greater of (a) 25% or (b) the weight of emerging markets in the MSCI All Country World ex USA Index plus 10%.  Effective as of the same date, the MSCI All Country World ex USA Index (Net) will replace the MSCI EAFE Index (Net) as the Hartford Schroders International Stock Fund’s benchmark.  The above referenced Summary Prospectus and Statutory Prospectus reflect these changes.  Accordingly, until March 31, 2018, the above referenced Summary Prospectus and statutory prospectus are revised as follows:

(1)   Until March 31, 2018, under the heading “Hartford Schroders International Stock Fund Summary Section – Principal Investment Strategy” in the Statutory Prospectus and under the heading “Principal Investment Strategy” in the Summary Prospectus for the Hartford Schroders International Stock Fund, the last sentence in the second paragraph will be deleted and replaced with the following:

The Fund typically invests in approximately forty to sixty companies at any one time.  The Fund may invest in emerging market countries, but typically invests a substantial portion of its assets in countries included in the MSCI EAFE Index.

(2)   Until March 31, 2018, under the heading “Hartford Schroders International Stock Fund Summary Section – Past Performance” in the Statutory Prospectus and under the heading “Past Performance” in the Summary Prospectus for the Hartford Schroders International Stock Fund, the average annual total returns table is replaced with the following:

Average annual total returns for periods ending December 31, 2017 (including sales charges)*

Share Classes	1 Year	5 Years	10 Years
Class A – Return Before Taxes	22.33%	6.32%	1.86%
– After Taxes on Distributions	22.23%	5.99%	1.69%
– After Taxes on Distributions and Sale of Fund Shares	13.05%	5.00%	1.54%
Share Classes (Return Before Taxes)
Class T	26.24%	6.99%	2.17%
Class C	27.56%	7.56%	2.57%
Class I	29.69%	7.79%	2.68%
Class R3	29.57%	7.74%	2.66%
Class R4	29.65%	7.77%	2.67%
Class R5	29.82%	7.81%	2.69%
Class Y	29.97%	7.84%	2.70%
Class F	29.88%	7.82%	2.69%
Class SDR	29.84%	7.87%	2.72%
MSCI EAFE Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes)	25.03%	7.90%	1.94%
MSCI All Country World ex USA Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes)	27.19%	6.80%	1.84%

*      Effective March 31, 2018, the Fund will change its benchmark from the MSCI EAFE Index (Net) to the MSCI All Country World ex USA Index (Net) because the Investment Manager believes that the MSCI All Country World ex USA Index (Net) better reflects the Fund’s revised investment strategy.

This Supplement should be retained with your Summary Prospectus and Statutory Prospectus for future reference.

HV-7358	March 2018

MARCH 1, 2018

SUPPLEMENT TO THE FOLLOWING PROSPECTUSES:

HARTFORD SCHRODERS EMERGING MARKETS DEBT AND CURRENCY FUND SUMMARY PROSPECTUS DATED MARCH 1, 2018

HARTFORD SCHRODERS FUNDS PROSPECTUS

DATED MARCH 1, 2018

Reorganization of Hartford Schroders Emerging Markets Debt and Currency Fund

with and into Hartford Schroders Emerging Markets Multi-Sector Bond Fund

At a meeting held February 6-7, 2018, the Board of Directors (the “Board”) of The Hartford Mutual Funds II, Inc. (the “Company”) approved an Agreement and Plan of Reorganization that provides for the reorganization of Hartford Schroders Emerging Markets Debt and Currency Fund (the “Schroders Emerging Markets Debt and Currency Fund”), a series of the Company, with and into Hartford Schroders Emerging Markets Multi-Sector Bond Fund (the “Schroders Emerging Markets Multi-Sector Bond Fund”), a separate series of the Company (the “Reorganization”). The Reorganization does not require shareholder approval. Shareholders will be provided with information about the benefits of this Reorganization in a separate information statement that is expected to be mailed to shareholders in May 2018. The Reorganization date is expected to be on or about July 2, 2018 (the “Closing Date”).

The Reorganization contemplates: (1) the transfer of all of the assets of the Schroders Emerging Markets Debt and Currency Fund to the Schroders Emerging Markets Multi-Sector Bond Fund in exchange for shares of the Schroders Emerging Markets Multi-Sector Bond Fund that have an aggregate net asset value equal to the aggregate net asset value of the shares of the Schroders Emerging Markets Debt and Currency Fund on the valuation date for the Reorganization; (2) the assumption by the Schroders Emerging Markets Multi-Sector Bond Fund of all of the liabilities of the Schroders Emerging Markets Debt and Currency Fund; and (3) the distribution of shares of the Schroders Emerging Markets Multi-Sector Bond Fund to the shareholders of the Schroders Emerging Markets Debt and Currency Fund in complete liquidation of the Schroders Emerging Markets Debt and Currency Fund. Each shareholder of the Schroders Emerging Markets Debt and Currency Fund will receive shares of the Schroders Emerging Markets Multi-Sector Bond Fund of the same class, and in equal value to, the shares of the Schroders Emerging Markets Debt and Currency Fund held by that shareholder as of the Closing Date.

In anticipation of the Reorganization, the Schroders Emerging Markets Debt and Currency Fund may deviate from its investment objective and strategies as stated in the Fund’s prospectus.

Please note that existing shareholders will be able to purchase additional shares of the Schroders Emerging Markets Debt and Currency Fund through the close of business on or about June 29, 2018. New investors will continue to be able to purchase shares of the Schroders Emerging Markets Debt and Currency Fund but only through the close of business on or about March 30, 2018.

You can obtain information about the Schroders Emerging Markets Multi-Sector Bond Fund on HartfordFunds.com.  The foregoing is not an offer to sell, nor a solicitation of an offer to buy, any funds.

This Supplement should be retained with your Summary Prospectus and Statutory Prospectus for future reference.

HV-7363	March 2018